HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042        HV-5244 - PremierSolutions Standard (Series II)

Supplement dated December 30, 2010 to your Prospectus

INVESTMENT ADVISER CHANGE/SUB-ADVISER ADDITION

GE PREMIER GROWTH EQUITY FUND – CLASS A

Effective before the end of February 2011, in the section entitled “The Funds”, under the Investment Objective table, the information for the GE Premier Growth Equity Fund Sub-Account is deleted and replaced as follows:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
GE Premier Growth Equity Fund – Class A	Seeks long-term growth of capital and future income rather than current income	Highland Funds Asset Management, L.P. Sub-advised by GE Asset Management Incorporated

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.